UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2018

ASTA FUNDING, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35637	22-3388607
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

210 Sylvan Avenue
Englewood Cliffs, NJ 07632
(201) 567-5648

(Address, including zip code, and telephone number, including area code, of the registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Mr. Edward Celano, a member of the Board of Directors of Asta Funding, Inc. (the “Company”), passed away unexpectedly on June 4, 2018. The Company is extremely grateful for Mr. Celano’s dedication to the Company and his service for over 20 years as an independent director on the Company’s Board of Directors.

As a result of the death of Mr. Celano, the Company’s Board of Directors currently consists of four members, only two of whom are “independent directors” as defined in Rule 5605(a)(2) of the Nasdaq listing standards, and the Company’s Audit Committee currently consists of only two members, rather than the minimum three members as required by Rule 5605(c)(2)(A) of the Nasdaq listing standards. Accordingly, the Company does not meet the requirements of:

●

Rule 5605(b)(1) of the Nasdaq listing standards, which requires that a majority of the Board of Directors of the Company be comprised of “independent directors” as defined in Rule 5605(a)(2) of the Nasdaq listing standards; and

●

Rule 5605(c)(2)(A) of the Nasdaq listing standards, which requires that the Company maintain an audit committee of at least three members, each of whom must meet specified criteria, including certain independence criteria.

On June 5, 2018, the Company notified Nasdaq that, due to Mr. Celano’s death, the Company has temporarily fallen out of compliance with the requirements of Rule 5605(b)(1) and Rule 5605(c)(2)(A) of the Nasdaq listing standards.

In accordance with Rule 5605(b)(1) and Rule 5605(c)(2)(A) of the Nasdaq listing standards, the Company has until the earlier of its next annual shareholders meeting or one year from the occurrence of the vacancy to regain compliance; provided, however, that if the annual shareholders meeting occurs no later than 180 days following the vacancy, the Company shall instead have 180 days from the vacancy to regain compliance.

Prior to the end of the cure period described above, the Company's Board of Directors intends to fill the vacancy on the Company’s Board of Directors and its Audit Committee with a person who meets the requirements of Rule 5605(b)(1) and Rule 5605(c)(2)(A) of the Nasdaq listing standards.

At the time of his death, Mr. Celano was also a member of the Company’s Compensation Committee and its Nominating and Corporate Governance Committee.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 8, 2018	Asta Funding, Inc.

	By:	/s/ Bruce R. Foster
	Name:	Bruce R. Foster
	Title:	Chief Financial Officer

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